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Tenure Detail

Tenure Number ID	**519713** **View Tenure**
Tenure Type	Mineral (M)
Tenure Sub Type	Claim (C)
Title Type	Mineral Cell Title Submission (MCX)
Mining Division	
Good To Date	2006/SEP/06
Issue Date	2005/SEP/06
Termination Type	
Termination Comments	
Termination Date	
Tag Number	
Claim Name	TENAKIHI 1
Old Tenure Code	
Area In Hectares	216.319

Map Numbers:

094C

Owners:

200186 William Edward Gould 100.0%

Agents:

200186 William Edward Gould CEXT (4047412)

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882
891
382215
PIT
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869
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521539
367014
367023
870
367022
367015
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856
367467
367476
903
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367461
367465
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367468
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509820
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519713
94C.015
857
836
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504484
302592
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511312
512684
511316